UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08076

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (ABE)

Semi-Annual Report
April 30, 2017

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2017. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

NAV Total Return Performance

For the six-month period ended April 30, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 4.4%, assuming reinvestment of dividends and distributions, versus a return of 8.9% for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index.1 The Fund’s total return for the six-month period ended April 30, 2017 and per annum since inception total return is based on the reported NAV at the financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended April 30, 2017, based on market price, the Fund’s total return was 10.5%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 10.5% over the six-month period, from $12.33 on October 31, 2016 to $13.63 on April 30, 2017. The Fund’s share price on April 30, 2017 represented a discount of 9.5% to the NAV per share of $15.06 on that date, compared with a discount of 14.6% to the NAV per share of $14.43 on October 31, 2016.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to the NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2017, the Fund repurchased 159,122 shares. During the fiscal year ended October 31, 2016, the Fund repurchased 90,827 shares.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for the Fund is not expected to change as a result of the Merger. In addition, the agreements that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares

1

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of global emerging markets. As of April 30, 2017, the MSCI Emerging Markets Small Cap Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenabe.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

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Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Adviser (unaudited)

Market/economic review

Shares of smaller companies in emerging stock markets, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index, gained 8.88% during the six-month period ended April 30, 2017, slightly underperforming their larger-capitalization counterparts, as represented by the MSCI Emerging Markets Index, which returned 9.03%. Investor sentiment initially weakened after Donald Trump’s unexpected victory in the U.S. presidential election in November 2016, which strengthened the U.S. dollar and triggered a market rotation out of bonds and bond proxies into low-quality cyclicals as investors considered the implications of a more reflationary U.S. fiscal policy. Markets subsequently rallied as generally positive corporate earnings reports and signs of a continued pick-up in global growth buoyed sentiment, despite heightened geopolitical risks in North Korea. Most global currencies strengthened relative to the weaker U.S. dollar late in the reporting period after the Republican majority in the U.S. House of Representatives failed to reach agreement on a new healthcare bill. The legislation was subsequently revised and approved by a narrow margin in the House in early May 2017. The bill then went to the U.S. Senate, which most likely will make substantial changes to the plan. Oil prices eased, with Brent crude falling below the US$50 per barrel level towards the end of the reporting period.

Across the emerging markets, India’s ruling Bharatiya Janata Party scored a resounding state election victory in Uttar Pradesh in March 2017, boosting investor confidence in Prime Minister Narendra Modi’s ability to carry through with his reform agenda. This outweighed the receding impact of the Indian government’s surprising demonetization* in November 2016. In the Europe, Middle East and Africa (EMEA) region, Russia was buoyed by stabilizing energy prices and a return to economic growth for the first time in two years. Poland benefited from spillover optimism in Europe, where the rising nationalist tide appeared to recede, as independent Emmanuel Macron won the French presidential election in early May 2017, with more than 65% of the vote, defeating his far-right rival Marine Le Pen in the head-to-head runoff election. In contrast, the Turkish lira continued to sell off over the reporting period on political uncertainty and a credit-rating downgrade. Elsewhere, there was weakness in the Latin American market over the period. Brazilian equities seesawed on anxiety over whether President Michel Temer’s proposed pension reforms would garner Parliamentary approval, while the central bank continued to cut interest rates. Conversely, Mexico’s central bank raised rates for a fifth consecutive time in March 2017, in an effort to combat inflation.

Fund performance review

The Fund underperformed relative to its benchmark, the MSCI Emerging Markets Small Cap Index, on a net asset value basis over the six-month period ended April 30, 2017. Higher-quality small-cap consumer staples and other defensively positioned companies generally underperformed the overall market during the six-month period ended April 30, 2017, while cyclical stocks enjoyed increased momentum on expectations of reflationary policies in the U.S. and continued stimulus in China. This weighed on Fund performance in several markets over the period, including India, Brazil, Poland, the Philippines and Indonesia, with shares of long-term core Fund holdings such as Mexican airport operator Grupo Aeroportuario del Centro Norte (OMA), Philippine fast-food restaurant chain operator Jollibee Foods, and Indonesian energy services provider AKR Corporindo declining. Elsewhere, the Fund’s underweight to Taiwan relative to its benchmark hampered performance as that market performed well over the reporting period, supported by the country’s stabilizing currency. The overweight allocation to Turkey detracted from Fund performance due mainly to the weakening Turkish lira.

At the stock level, the Fund’s holding in Grana y Montero had a negative impact on performance as the Peruvian industrial company’s shares fell sharply after it became embroiled in a corruption scandal involving former project partner, Odebrecht, over construction contracts undertaken in Peru. Grana y Montero strenuously denied the allegations and launched an independently led internal investigation. The company has also moved to refresh its board, appointing a number of additional and highly regarded outside directors. The Fund’s position in Poland-based foods distributor Eurocash weighed on performance due to continued profit margin pressure and weakness in the company’s cash & carry segment. Finally, shares of the Fund’s holding Coca-Cola Icecek, a Turkish soft-drink bottler, were hampered by the decline in the Turkish lira over the reporting period, as the company’s balance sheet is largely U.S. dollar-funded.

Conversely, the Fund’s underweight exposure to Korea benefited the Fund’s relative performance for the reporting period as the market lost ground due to political instability in that country, as well as the continued weakness in shares of companies in the biotechnology industry, which was a key driver of the strong performance of the Korean small-cap market in 2016. At the stock level, the holding in Chinese industrial gas company Yingde Gases Group Co. was one of the key contributors to Fund performance for the reporting period, as it was the target of a takeover battle. We tendered the Fund’s shares in Yingde Gases to private equity firm PAG Capital at HK$6.00 (about

*     Demonetization comprises the act of stripping specific denominations of a currency unit of their status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

US$0.77) per share after U.S.-based Air Products and Chemicals withdrew its offer to acquire the company.

Regarding portfolio activity over the reporting period, we initiated a position in Medy-Tox, a Korean maker of botulinum toxin, as we believed that its valuation had become more reasonable following broader weakness in the Korean healthcare sector. The company has a 40% share of the domestic market and is one of eight manufacturers of botulinum toxin globally. We also initiated a position in Taiwanese retail chain Poya, which is taking market share from smaller rivals with its large stores and diverse products. We also established a new position in Turkish software developer Logo, which we believe is a high-quality Turkish software developer with an attractive valuation. Furthermore, we participated in Pilipinas Shell Petroleum Corp.’s initial public offering. Conversely, we sold Yingde Gases, as previously noted, as well as Hong Kong exchange-listed Dah Sing Banking Group, Russian supermarket chain operator O’Key Group, and Hong Kong-based apparel retailer Texwinca Holdings to fund what we believe are better opportunities elsewhere.

Outlook

Emerging-market equities outperformed their developed-market peers for the first four months of 2017, and we maintain our positive outlook for the remainder of the calendar year. Corporate profits continue to improve amid the ongoing recovery in economic growth in emerging markets. Equity valuations in emerging markets remain at a significant discount to those of developed markets. While uncertainty persists in the external environment, including the possibility of more U.S. interest-rate hikes that would strengthen the U.S. dollar as well as protectionist leanings in the West, we think that most developing economies are in much better shape now compared to previous periods of crises. In our view, government policymakers are also increasingly aware that addressing structural deficiencies, such as overcapacity and excess leverage, are the key to sustainable and higher-quality growth over the long term. We believe that prospects in emerging markets are also underpinned by the vast potential of an asset class that has favorable demographics and a growing middle class with a greater propensity to spend.

Aberdeen Asset Managers Limited

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund total investment return compared to the MSCI Emerging Markets (“EM”) Small Cap Index, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2017.(1)

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.4%	9.0%	0.6%	1.1%	1.8%
Market Value	10.5%	14.3%	1.3%	1.6%	1.0%
MSCI EM Small Cap Index	8.9%	14.4%	2.2%	3.8%	n/a%(2)

Aberdeen Asset Managers Limited, the Fund’s investment adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended April 30, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenabe.com or by calling 800-522-5465.

The annualized total expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2017 was 1.57%. The annualized total expense ratio, net of fee waivers, based on the six-month period ended April 30, 2017 was 1.53%.

(1)  Effective March 15, 2013, the Fund’s investment strategy changed from an infrastructure focus to a global emerging markets smaller company issuer focus. In connection with the strategy change, the Fund’s benchmark changed from the MSCI Emerging Markets Infrastructure Index to the MSCI EM Small Cap Index. The Fund’s performance information for periods that include performance prior to March 15, 2013, such as three-, five- and ten-year performance information, includes periods when the Fund was managed with an infrastructure focus. In light of this, a comparison of that performance to the MSCI EM Small Cap Index may not provide useful information to investors evaluating long-term Fund performance.

(2)  There is no 10-year figure for the MSCI EM Small Cap Index because its inception date is June 1, 2007.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of April 30, 2017.

Region	As a Percentage of Net Assets
Asia	53.9%
Latin America	14.3%
Europe	12.5%
Africa	8.8%
North America	5.6%
Middle East	3.0%
Global	0.7%
Short-Term Investment	0.8%
Other Assets in Excess of Liabilities	0.4%

100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Top Sectors	As a Percentage of Net Assets
Consumer Staples	18.5%
Industrials	18.2%
Consumer Discretionary	13.6%
Materials	10.6%
Information Technology	10.4%
Real Estate	9.9%
Health Care	8.2%
Financials	6.7%
Energy	1.6%
Private Equity	1.1%
Short-Term Investment	0.8%
Other Assets in Excess of Liabilities	0.4%

100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2017:

Name of Security	As a Percentage of Net Assets
Godrej Consumer Products Ltd.	3.8%
Parque Arauco SA	3.3%
AKR Corporindo Tbk PT	3.2%
Ramco Cements Ltd. (The)	3.1%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3.1%
Piramal Enterprises Ltd.	2.8%
EPAM Systems, Inc.	2.5%
Iguatemi Empresa de Shopping Centers SA	2.5%
Container Corp. of India Ltd.	2.4%
Delfi Ltd.	2.4%

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES—96.3%
COMMON STOCKS—95.1%
BRAZIL—9.8%
198,961	Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods—1.5%	$2,112,439
336,155	Iguatemi Empresa de Shopping Centers SA	Real Estate Management & Development—2.5%	3,512,944
116,450	Localiza Rent a Car SA	Road & Rail—1.2%	1,735,349
410,595	Odontoprev SA	Health Care Providers & Services—1.0%	1,481,172
193,845	TOTVS SA	Software—1.2%	1,697,797
96,852	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	Commercial Services & Supplies—0.5%	685,032
236,000	Wilson Sons Ltd., BDR	Transportation Infrastructure—1.9%	2,777,083
			14,001,816
CHILE—4.0%
1,791,700	Parque Arauco SA	Real Estate Management & Development—3.3%	4,674,117
626,000	Sonda SA	Information Technology Services—0.7%	1,067,400
			5,741,517
CHINA—3.8%
1,085,092	Shenzhen Airport Co. Ltd., A Shares (Stock Connect)(a)	Transportation Infrastructure—0.9%	1,367,102
1,005,000	Tong Ren Tang Technologies Co. Ltd., H Shares(b)	Pharmaceuticals—1.2%	1,693,388
1,812,400	Yanlord Land Group Ltd.	Real Estate Management & Development—1.7%	2,419,301
			5,479,791
EGYPT—1.3%
133,914	Edita Food Industries SAE, GDR	Food Products—0.6%	936,059
1,922,692	Juhayna Food Industries(c)	Food Products—0.7%	972,531
			1,908,590
HONG KONG—2.8%
150,000	Cafe de Coral Holdings Ltd.(b)	Hotels, Restaurants & Leisure—0.3%	487,740
56,800	Hong Kong Aircraft Engineering Co. Ltd.	Transportation Infrastructure—0.3%	379,721
16,016,000	Pacific Basin Shipping Ltd.(b)(c)	Marine—2.2%	3,140,127
			4,007,588
INDIA—16.5%
235,000	Castrol (India) Ltd.(b)	Chemicals—1.1%	1,601,563
180,000	Container Corp. of India Ltd.(b)	Road & Rail—2.4%	3,406,558
204,372	Godrej Consumer Products Ltd.(b)	Personal Products—3.8%	5,491,672
450,000	Kansai Nerolac Paints Ltd.(b)	Chemicals—1.9%	2,753,556
220,074	Mphasis Ltd.(b)	Information Technology Services—1.3%	1,837,516
104,500	Piramal Enterprises Ltd.(b)(c)	Pharmaceuticals—2.8%	4,044,897
420,000	Ramco Cements Ltd. (The)(b)(c)	Construction Materials—3.2%	4,497,603
			23,633,365
INDONESIA—9.3%
45,278,000	Ace Hardware Indonesia Tbk PT(b)	Specialty Retail—2.2%	3,176,705
9,086,300	AKR Corporindo Tbk PT(b)	Trading Companies & Distributors—3.2%	4,612,575
17,746,837	Bank Permata Tbk PT(b)(c)	Banks—0.7%	924,093
2,061,500	Delfi Ltd.	Food Products—2.4%	3,378,903
17,142,800	Holcim Indonesia Tbk PT(b)	Construction Materials—0.8%	1,157,095
256,600	XL Axiata Tbk PT(b)(c)	Wireless Telecommunication Services— –%	61,706
			13,311,077

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
JORDAN—1.3%
73,806	Hikma Pharmaceuticals PLC(b)	Pharmaceuticals—1.3%	$1,851,883
KENYA—1.1%
701,800	East African Breweries Ltd.	Beverages—1.1%	1,564,089
MALAYSIA—5.7%
4,537,900	Aeon Co. (M) Bhd	Multiline Retail—1.8%	2,592,488
273,000	Heineken Malaysia Bhd	Beverages—0.8%	1,103,069
790,200	Oriental Holdings Bhd(b)	Automobiles—0.9%	1,233,351
1,943,460	SP Setia Bhd Group	Real Estate Management & Development—1.1%	1,638,577
240,000	United Plantations Bhd	Food Products—1.1%	1,548,030
			8,115,515
MEXICO—3.1%
98,676	Grupo Aeroportuario del Centro Norte SAB de CV, ADR(c)	Transportation Infrastructure—3.1%	4,377,267
NETHERLANDS—2.2%
52,000	ASM International NV(b)	Semiconductors & Semiconductor Equipment—2.2%	3,129,905
NIGERIA—0.9%
2,125,000	Guinness Nigeria PLC	Beverages—0.3%	417,350
19,437,011	Zenith Bank PLC	Banks—0.6%	947,836
			1,365,186
PERU—0.5%
195,354	Grana y Montero SA, ADR(c)	Construction & Engineering—0.5%	658,343
PHILIPPINES—3.9%
778,080	Jollibee Foods Corp.(b)	Hotels, Restaurants & Leisure—2.3%	3,269,208
1,540,000	Pilipinas Shell Petroleum Corp.(c)	Oil, Gas & Consumable Fuels—1.6%	2,265,386
			5,534,594
POLAND—1.3%
217,115	Eurocash SA	Food & Staples Retailing—1.3%	1,925,334
REPUBLIC OF SOUTH KOREA—2.7%
131,171	BNK Financial Group, Inc.(b)	Banks—0.8%	1,100,096
3,800	Medy-Tox, Inc.(b)	Biotechnology—1.2%	1,669,931
6,000	Shinsegae, Inc.(b)	Multiline Retail—0.7%	1,078,342
			3,848,369
ROMANIA—1.7%
851,000	BRD-Groupe Societe Generale SA(b)	Banks—1.7%	2,457,378
RUSSIA—1.0%
133,150	Synergy PJSC(c)	Beverages—1.0%	1,405,672
SOUTH AFRICA—6.8%
893,654	African Oxygen Ltd.	Chemicals—0.9%	1,328,737
148,384	City Lodge Hotels Ltd.	Hotels, Restaurants & Leisure—1.2%	1,651,308
268,900	Clicks Group Ltd.(b)	Food & Staples Retailing—1.9%	2,702,507
166,676	JSE Ltd.	Capital Markets—1.2%	1,776,048
164,735	SPAR Group Ltd. (The)(b)	Food & Staples Retailing—1.6%	2,220,349
			9,678,949

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
SRI LANKA—2.0%
2,689,150		John Keells Holdings PLC	Industrial Conglomerates—2.0%	$2,839,037
TAIWAN—1.7%
175,000		Poya International Co. Ltd.	Multiline Retail—1.7%	2,389,712
THAILAND—5.4%
2,600,100		BEC World PCL, Foreign Shares(b)	Media—1.0%	1,405,663
190,000		Bumrungrad Hospital PCL, Foreign Shares(b)	Health Care Providers & Services—0.7%	963,118
1,020,000		Central Pattana PCL, Foreign Shares(b)	Real Estate Management & Development—1.2%	1,767,474
1,679,000		Hana Microelectronics PCL, Foreign Shares(b)	Electronic Equipment Instruments & Components—1.5%	2,062,952
184,000		Siam City Cement PCL, Foreign Shares(b)	Construction Materials—1.0%	1,473,489
				7,672,696
TURKEY—6.3%
1,982,000		Aksigorta AS(b)(c)	Insurance—1.0%	1,472,851
176,154		AvivaSA Emeklilik ve Hayat AS	Insurance—0.7%	974,018
584,702		Cimsa Cimento Sanayi VE Ticaret A.S.(b)	Construction Materials—1.7%	2,467,027
264,391		Coca-Cola Icecek AS(b)	Beverages—1.9%	2,689,189
84,978		Logo Yazilim Sanayi Ve Ticaret(c)	Software—1.0%	1,390,003
				8,993,088
				135,890,761
PRIVATE EQUITY—1.1%
GLOBAL—0.7%
7,248,829	(d)	Emerging Markets Ventures I, L.P.(b)(c)(e)(f)(g)(h)	Private Equity— –%	150,920
2,400,000	(d)	Telesoft Partners II QP, L.P.(b)(c)(e)(f)(i)	Private Equity—0.7%	926,856
				1,077,776
ISRAEL—0.4%
1,674,587	(d)	BPA Israel Ventures, LLC(b)(c)(e)(f)(g)(h)	Private Equity—0.1%	197,099
72,640		Exent Technologies Ltd. Preferred A1 Shares(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
62,304		Exent Technologies Ltd. Preferred C Shares(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
15,716		Exent Technologies Ltd. Warrants A1(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
52		Flash Networds Ltd. Warrants Ordinary(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
46,856		Flash Networks Ltd. Ordinary Shares(b)(c)(e)(f)(i)(j)	Private Equity— –%	33,590
12		Flash Networks Ltd. Series C Preferred(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
23,264		Flash Networks Ltd. Series C-1 Preferred(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
13,526		Flash Networks Ltd. Series D Preferred(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
9,952		Flash Networks Ltd. Series E Preferred(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
22		Flash Networks Ltd. Warrants C(b)(c)(e)(f)(i)(j)	Private Equity— –%	–
2,750,000	(d)	Giza GE Venture Fund III, L.P.(b)(c)(e)(f)(h)	Private Equity—0.1%	98,258
761,184	(d)	Neurone Ventures II, L.P.(b)(c)(e)(f)(i)	Private Equity—0.2%	219,952
32,574		Vidyo, Inc. Trust A (Preferred)(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
15,531		Vidyo, Inc. Trust B (Preferred)(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
13,219		Vidyo, Inc. Trust B1 (Preferred)(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
6,864		Vidyo, Inc. Trust C (Preferred)(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
4,150		Vidyo, Inc. Trust C1 (Preferred)(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
1,802		Vidyo, Inc. Trust Common(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
2,713		Vidyo, Inc. Trust D (Preferred)(b)(c)(e)(f)(i)(k)	Private Equity— –%	–
				548,899
				1,626,675

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
PREFERRED STOCK—0.1%
MALAYSIA—0.1%
767,512		SP Setia Bhd Group, Preferred Shares(c)(l)	Real Estate Management & Development—0.1%	$196,254
				196,254
RIGHTS—0.0%
NIGERIA—0.0%
965,909		Guinness Nigeria PLC, expires 07/28/17(c)	Beverages— –%	6,639
THAILAND—0.0%
54,399		Siam City Cement PCL, expires 05/15/17(b)(c)	Construction Materials— –%	42,462
				49,101
		Total Long-Term Equity Securities in Emerging Market Countries—96.3% (cost $147,657,332)		137,762,791
LONG-TERM EQUITY SECURITIES IN DEVELOPED MARKET COUNTRIES—2.5%
COMMON STOCK—2.5%
UNITED STATES—2.5%
46,162		EPAM Systems, Inc.(c)	Information Technology Services—2.5%	3,554,474
				3,554,474
PRIVATE EQUITY—0.0%
UNITED STATES—0.0%
1,952,000	(d)	Technology Crossover Ventures IV, L.P.(b)(c)(e)(f)(g)(h)	Private Equity— –%	2,264
				2,264
		Total Long-Term Equity Securities in Developed Market Countries—2.5% (cost $2,103,096)		3,556,738

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.8%
UNITED STATES—0.8%
$1,073,395	State Street Institutional U.S. Government Money Market Fund(m)	$1,073,395
		1,073,395
	Total Short-Term Investment—0.8% (cost $1,073,395)	1,073,395
	Total Investments—99.6% (cost $150,833,823)(n)	142,392,924
	Other Assets in Excess of Liabilities—0.4%	485,615
	Net Assets—100.0%	$142,878,539

(a)

China A shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(b)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)	Non-income producing security.
(d)	Represents contributed capital.
(e)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(f)	Illiquid security.
(g)	As of April 30, 2017, the aggregate amount of open commitments for the Fund is $1,524,584.
(h)	In liquidation.
(i)	Active investments.
(j)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Financial Statements.
(k)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 6 of the accompanying Notes to Financial Statements.
(l)	Redeemable Convertible Preferred security.
(m)	Registered investment company advised by State Street Global Advisors.
(n)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Statement of Assets and Liabilities (unaudited)

As of April 30, 2017

Assets

Investments, at value (cost $149,760,428)	$ 141,319,529
Short-term investments, at value (cost $1,073,395)	1,073,395
Foreign currency, at value (cost $167,508)	169,211
Interest and dividends receivable	475,412
Receivable for investments sold	85,618
Tax reclaim receivable	1,510
Prepaid expenses	49,132
Total assets	143,173,807

Liabilities
Investment advisory fees payable (Note 3)	121,966
Deferred foreign capital gains tax	70,812
Investor relations fees payable (Note 3)	10,069
Administration fees payable (Note 3)	9,168
Other accrued expenses	83,253
Total liabilities	295,268

Net Assets	$ 142,878,539

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,485
Paid-in capital in excess of par	161,092,470
Accumulated net investment income	989,939
Accumulated net realized loss from investment and foreign currency transactions	(10,706,511)
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(8,506,844)
Net Assets	$ 142,878,539
Net asset value per share based on 9,484,813 shares issued and outstanding	$ 15.06

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $147,521)	$ 1,225,443
Total Investment Income	1,225,443

Expenses
Investment advisory fee (Note 3)	700,190
Custodian’s fees and expenses	60,804
Directors’ fees and expenses	56,209
Administration fee (Note 3)	52,413
Investor relations fees and expenses (Note 3)	30,502
Independent auditors’ fees and expenses	28,665
Reports to shareholders and proxy solicitation	23,845
Insurance expense	19,970
Legal fees and expenses	19,142
Transfer agent’s fees and expenses	11,949
Miscellaneous	25,504
Total expenses	1,029,193
Less: Fee waivers (Note 3)	(28,365)
Net expenses	1,000,828

Net Investment Income	224,615
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	(1,991,758)
Foreign currency transactions	(14,083)
(2,005,841)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $70,812 change in deferred capital gains tax)	7,370,621
Foreign currency translation	5,143
7,375,764
Net realized and unrealized gain from investments	5,369,923
Net Increase in Net Assets Resulting from Operations	$ 5,594,538

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 224,615	$ 1,370,276
Net realized loss from investment and foreign currency related transactions	(2,005,841)	(11,812,830)
Net change in unrealized appreciation on investments and foreign currency translations	7,375,764	22,519,431
Net increase in net assets resulting from operations	5,594,538	12,076,877

Distributions to Shareholders from:
Net investment income	—	(970,048)
Net decrease in net assets from distributions	—	(970,048)

Common Stock Transactions:
Repurchase of common stock from open market repurchase program (159,122 and 90,827 shares, respectively) (Note 7)	(1,879,769)	(1,043,716)
Change in net assets from capital transactions	(1,879,769)	(1,043,716)
Change in net assets resulting from operations	3,714,769	10,063,113

Net Assets:
Beginning of period	139,163,770	129,100,657
End of period (including accumulated net investment income of $989,939 and $765,324, respectively)	$ 142,878,539	$ 139,163,770

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Financial Highlights

	For the Six–Month Period Ended April 30, 2017		For the Fiscal Years Ended October 31,
	(unaudited)		2016	2015	2014	2013	2012

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$14.43		$13.26	$15.69	$22.69	$22.95	$20.02
Net investment income	0.02		0.14	0.11	0.18	0.23	0.42
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.58		1.11	(2.34)	(0.93)	(0.10)	2.85
Total from investment operations applicable to common shareholders	0.60		1.25	(2.23)	(0.75)	0.13	3.27
Distributions to common shareholders from:
Net investment income	–		(0.10)	(0.21)	(0.30)	(0.39)	(0.34)
Net realized gains	–		–	–	(5.73)	–	–
Total distributions	–		(0.10)	(0.21)	(6.03)	(0.39)	(0.34)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	–	(0.22)	–	–
Impact due to open market repurchase program (Note 7)	0.03		0.02	0.01	–	–	–
Total capital share transactions	0.03		0.02	0.01	(0.22)	–	–
Net asset value per common share, end of period	$15.06		$14.43	$13.26	$15.69	$22.69	$22.95
Market value, end of period	$13.63		$12.33	$11.55	$14.15	$20.47	$20.65

Total Investment Return Based on(b):
Market value	10.54%		7.60%	(17.08% )	1.00%	1.04%	16.56%
Net asset value	4.37%		9.69%	(14.15% )	1.03%	0.77%	16.67%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$142,879		$139,164	$129,101	$153,216	$187,147	$189,240
Average net assets applicable to common shareholders (000 omitted)	$132,119		$130,330	$140,522	$151,939	$190,084	$175,613
Net operating expenses, net of fee waivers	1.53%	(c)	1.55%	1.52%	1.61%	1.47%	1.43%
Net operating expenses, excluding fee waivers	1.57%	(c)	1.60%	1.57%	1.66%	1.52%	1.48%
Net investment income	0.34%	(c)	1.05%	0.79%	1.12%	0.99%	1.97%
Portfolio turnover	7.39%		13.89%	9.08%	9.88%	99.18%	5.14%

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c) Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Notes to Financial Statements (unaudited)

April 30, 2017

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ABE”.

The Fund’s investment objective is to seek long-term capital appreciation.

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (“AAML” or the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 1.1% of the net assets of the Fund as of April 30, 2017. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$947,836	$4,481,567	$–	$5,429,403
Beverages	4,490,180	2,689,189	–	7,179,369
Capital Markets	1,776,048	–	–	1,776,048
Chemicals	1,328,737	4,355,119	–	5,683,856
Commercial Services & Supplies	685,032	–	–	685,032
Construction & Engineering	658,343	–	–	658,343
Food & Staples Retailing	1,925,334	4,922,856	–	6,848,190
Food Products	6,835,523	–	–	6,835,523
Health Care Providers & Services	1,481,172	963,118	–	2,444,290
Hotels, Restaurants & Leisure	1,651,308	3,756,948	–	5,408,256
Industrial Conglomerates	2,839,037	–	–	2,839,037
Information Technology Services	4,621,874	1,837,516	–	6,459,390
Insurance	974,018	1,472,851	–	2,446,869
Multiline Retail	4,982,200	1,078,342	–	6,060,542

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Investments, at Value	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$2,265,386	$–	$–	$2,265,386
Real Estate Management & Development	12,441,193	1,767,474	–	14,208,667
Road & Rail	1,735,349	3,406,558	–	5,141,907
Software	3,087,800	–	–	3,087,800
Textiles, Apparel & Luxury Goods	2,112,439	–	–	2,112,439
Transportation Infrastructure	8,901,173	–	–	8,901,173
Other	–	43,169,969	–	43,169,969
Rights	49,101	–	–	49,101
Short-Term Investment	1,073,395	–	–	1,073,395
Total	$66,862,478	$73,901,507	$–	$140,763,985
Private Equity(a)				1,628,939
Total Investments				$142,392,924

Amounts listed as “–” are $0 or round to $0.

(a)   Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended April 30, 2017, securities issued by Clicks Group Ltd., Oriental Holdings Bhd, Piramal Enterprises Ltd., and The SPAR Group Ltd. in the amounts of $2,702,507, $1,233,351, $4,044,897 and $2,220,349, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at April 30, 2017. Securities issued by Aeon Co. (M) Bhd, African Oxygen Ltd., Eurocash SA, Heineken Malaysia Bhd, Hong Kong Aircraft Engineering Co. Ltd., JSE Ltd., Poya International Co. Ltd. and Yanlord Land Group Ltd., in the amounts of $2,592,488, $1,328,737, $1,925,334, $1,103,069, $379,721, $1,776,048, $2,389,712 and $2,419,301, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at April 30, 2017.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

i. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty of a repurchase agreement defaults and the value of the collateral declines, or if

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Portfolio of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

AAML serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to contractually waive 0.05% of its annual advisory fee (“Waiver Agreement”). For the six-month period ended April 30, 2017, AAML earned $700,190 for advisory services, of which it waived $28,365 pursuant to the Waiver Agreement.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”) an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the six-month period ended April 30, 2017, AAMI earned $52,413.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2017, the Fund incurred investor relations fees of approximately $28,924. For the six-month period ended April 30, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended April 30, 2017, 3,146 shares were purchased pursuant to the Directors’ compensation plan. As of April 30, 2017, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2017, were $9,784,694 and $11,709,662, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. During the six-month period ended April 30, 2017, the Fund repurchased 159,122 shares pursuant to its Open Market Repurchase Program, see Note 7 for further information. As of April 30, 2017, there were 9,484,813 shares of common stock issued and outstanding.

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security (1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 4/30/17	Percent of Net Assets	Cumulative Distributions Received (4)

BPA Israel Ventures, LLC (5)	10/05/00 – 12/09/05	$2,300,000	$929,799	$197,099	0.14	$327,976
Emerging Markets Ventures I, L.P. (5)	01/22/98 – 01/10/06	8,100,000	2,474,673	150,920	0.11	7,567,734
Exent Technologies Ltd. Preferred A1 Shares (2)	11/29/15	–	118,799	–	–	–
Exent Technologies Ltd. Preferred C Shares (2)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1 (2)	11/29/15	–	–	–	–	–
Flash Networds Ltd. Warrants Ordinary (2)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares (2)	11/29/15	–	109,226	33,590	0.02	–
Flash Networks Ltd. Series C Preferred (2)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred (2)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred (2)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred (2)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C (2)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	2,750,000	1,717,032	98,258	0.07	885,262
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	750,000	121,786	219,952	0.15	533,564
Technology Crossover Ventures IV, L.P. (5)	03/08/00 – 09/27/10	2,000,000	359,691	2,264	–	3,045,426
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,112,731	926,856	0.65	1,282,411
Vidyo, Inc. Trust A (Preferred) (3)	10/24/12	–	29,796	–	–	–
Vidyo, Inc. Trust B (Preferred) (3)	10/24/12	–	14,207	–	–	–
Vidyo, Inc. Trust B1 (Preferred) (3)	10/24/12	–	12,092	–	–	–
Vidyo, Inc. Trust C (Preferred) (3)	10/24/12	–	6,279	–	–	–
Vidyo, Inc. Trust C1 (Preferred) (3)	10/24/12	–	3,796	–	–	–
Vidyo, Inc. Trust Common (3)	10/24/12	–	1,648	–	–	–
Vidyo, Inc. Trust D (Preferred) (3)	10/24/12	–	2,482	–	–	–
Total		$18,300,000	$7,014,037	$1,628,939	1.14	$13,642,373

Amounts listed as “–“ are $0 or round to $0.

(1)

Extent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. BPA Israel Ventures, LLC, Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)

Vidyo Inc., Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and, accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(3)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(4)	Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(5)	BPA Israel Ventures LLC has open commitments of $625,413. Emerging Markets Ventures I, L.P. has open commitments of $851,171. Technology Crossover Ventures IV, LP has open commitments of $48,000.

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2017, the Fund repurchased 159,222 shares through this program. During the fiscal year ended October 31, 2016, the Fund repurchased 90,827 shares.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

e. China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“collectively, Stock Connect”). Investing in China

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

f. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Industrial Sector Risk. To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

g. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized depreciation as of April 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$150,833,823	$28,626,389	$(37,067,288)	$(8,440,899)

11. By-Laws Amendment

The Board of Directors voted to amend Article 2.6 of the Fund’s Second Amended and Restated By-laws (the “By-laws”) effective January 15, 2017. Article 2.6, as amended, provides the chairman of a shareholder meeting the authority to adjourn an inquorate meeting, which is an authority previously held only by the stockholders entitled to vote at the meeting who are present in person or represented by proxy. Revised Article 2.6 now reads as follows:

Article 2.6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws. If a quorum shall not be present or represented, (a) the chairman of the meeting or (b) the Stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Notes to Financial Statements (unaudited) (concluded)

April 30, 2017

meeting, to a date not more than 120 days after the original record date, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business which might have been transacted at the original meeting may be transacted.

12. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect one Class I Director to the Board of Directors:

	Votes For	Votes Against	Abstain
James J. Cattano	4,377,578	4,099,697	109,996

Directors whose term of office continued beyond the Meeting are as follows: Enrique R. Arzac, Steven N. Rappaport and Alexander Zagoreos.

Change in Independent Registered Public Accounting Firm

On June 13, 2017, the Board of Directors of the Fund approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, effective June 15, 2017. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. On June 15, 2017, the Fund dismissed PwC. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2016 and October 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through June 15, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through June 15, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 13, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, effective June 15, 2017. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through June 15, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser” or “AAML”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting on December 13, 2016 (the “Meeting”), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser.

In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Supplemental Information (unaudited) (continued)

expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategy, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with its consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and the Adviser’s ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business activities and organizational changes. The Directors also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussions and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Supplemental Information (unaudited) (concluded)

other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund. In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•    the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•    whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•     the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•     so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	27

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Steven N. Rappaport

Alexander Zagoreos

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor

Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “ABE”. Information about the Fund’s net asset value and market price is available at www.aberdeenabe.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ABE-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2016 through November 30, 2016	19,679	$11.83	19,679	684,191
December 1, 2016 through December 31, 2016	37,609	$11.22	37,609	646,582
January 1, 2017 through January 31, 2017	27,373	$11.50	27,373	619,209
February 1, 2017 through February 28, 2017	45,701	$12.02	45,701	573,508
March 1, 2017 through March 31, 2017	28,760	$12.44	28,760	544,748
April 1, 2017 through April 30, 2017	0	None	0	544,748
Total	159,122	$11.80	159,122	—

(1) The Fund’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 6, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 6, 2017